EXHIBIT 10.2

March 8, 2022

(“Effective Date”)

Saur Minerals, LLC

PO Box 61926

Lafayette, Louisiana 70596

Attn: Louis Bernard and Mike Schilling

Re:	Transfer of Assets and Related Matters

Dear Messrs. Bernard and Schilling:

This letter agreement, dated as of the Effective Date (this “Agreement”), upon execution and acceptance, as hereinafter provided, shall evidence the agreement of Saur Minerals, LLC, a Louisiana limited liability company (“Seller”) and Lafayette Energy Corp., a Delaware corporation (“Buyer”, together with Seller, the “Parties”, and each individually, a “Party”) with respect to the purchase and sale of certain Assets (as defined below).

In consideration for the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. Assignment of Assets.

(a) Subject to and in accordance with the terms of this Agreement, Seller agrees to sell to Buyer, and Buyer agrees to purchase from Seller, effective as of the Effective Date, all of the right, title, and interest of Seller (owned or held directly by Seller, or indirectly through its agents, including Two Pearl Energy (as defined below)) in and to the interests and properties, less and except the Excluded Assets (as defined below) (collectively, the “Assets”):

(i) all of the oil and gas leases described in Exhibit A, together with any and all other right, title, and interest of Seller in and to the leasehold estates created thereby (such interests in such leases, the “Leases”), and all rights and interests in the lands covered by the Leases and any lands pooled or unitized therewith (such lands, the “Lands”, together with the Leases, the “Oil and Gas Properties”);

(ii) all permits, licenses, servitudes, easements, rights-of-way, surface leases, other surface interests and surface rights to the extent appurtenant to and used primarily in connection with the ownership, operation, production, gathering, sale, or disposal of hydrocarbons or produced water from the Leases, including those described on Exhibit B (the “Easements”);

(iii) to the extent assignable, all contracts, agreements and any other legally binding arrangement (but excluding any Leases or Easements) relating primarily to any of the Assets or that will be binding on Buyer or the Assets after the Closing (as defined below) (but exclusive of any contracts relating to the Excluded Assets), including without limitation any purchase, sale, farmin, farmout, area of mutual interest, disposition, exploration, operation, marketing, transportation, or processing of the Oil and Gas Properties (collectively, the “Conveyed Contracts”), and all rights thereunder, including those set forth on Exhibit C; and

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(iv) all files, records, and data (including electronic data) or copies thereof in the possession of Seller to the extent specifically related to the Assets, including: (1) suspended funds files, lease files, land files, wells files, division order files, abstracts, title files, engineering and/or production files, non-interpretive maps, and accounting and tax records; (2) approved authorizations for expenditures, engineering records, non-interpretive reservoir information, daily drilling and completion plans and reports, and wellbore diagrams; (3) marketing contracts; and (4) environmental files and records (collectively, the “Records”).

(b) Notwithstanding anything to the contrary in Section 1(a), Seller shall (or shall cause Two Pearl Energy to) reserve and retain all and any right, title or interest in or to:

(i) an overriding royalty interest, with respect to each Subject Lease, in a percentage equal to the positive difference between the royalty interest of the lessor set forth in the Subject Lease and twenty-five (25%) percent, if the lessor reserves a royalty less than twenty-five (25%) percent, and two (2%) percent if the lessor reserves a royalty interest equal to or greater than twenty-five (25%) percent (the “Seller Subject Lease ORRIs”); or

(ii) any assets of Seller other than the Assets (together with the Seller Subject Lease ORRIs, the “Excluded Assets”).

(c) From and after the Closing, Seller agrees to fulfill, perform, pay, and discharge (or cause to be fulfilled, performed, paid, and discharged) all obligations and Liabilities (i) related to the Excluded Assets (except as provided for in Section 6 (Seismic Operation) of the Acquisition and Development Agreement), and (ii) other than those arising from, based upon, related to or associated with the Assumed Obligations (the “Retained Obligations”). As used herein, “Liabilities” means any and all claims, obligations, causes of action, payments, charges, judgments, assessments, liabilities, losses, damages, penalties, fines, costs and expenses, including court fees, reasonable attorneys’ fees, and other expenses incurred in connection therewith.

(d) From and after the Closing, Buyer assumes and hereby agrees to fulfill, perform, pay, and discharge (or cause to be fulfilled, performed, paid, or discharged) all obligations and Liabilities, arising from, based upon, related to or associated with the Assets, at or after the Effective Date, other than any obligations or Liabilities to the extent that they are Retained Obligations (the “Assumed Obligations”).

(e) Seller represents to Buyer that Two Pearl Energy, L.L.C., a Louisiana limited liability company (“Two Pearl Energy”) has acted as agent for Seller in connection with acquiring some or all of the Assets. Notwithstanding the foregoing or anything else provided herein, Seller shall remain obligated and liable for the terms and conditions of this Agreement, and no failure by Two Pearl Energy to act in accordance with the terms and conditions of this Agreement shall excuse Seller from performing its obligations hereunder.

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2. Closing Obligations. The closing of the transaction contemplated by this Agreement (the “Closing”) shall take place as of the Effective Date, on which the following documents shall be delivered and the following events shall occur, the execution of each document and the occurrence of each event being a condition precedent to the others and each being deemed to have occurred simultaneously with the others:

(a) Each Party shall execute and deliver the Subscription Agreement, substantially in the form attached hereto as Exhibit D (the “Subscription Agreement”) to reflect the issuance and subscription of the Equity Consideration (as defined below) as set forth in Section 3;

(b) Buyer shall, on the one hand, and Seller shall, and cause Two Pearl Energy to, on the other hand, execute and deliver the Assignment of Oil, Gas and Mineral Leases, substantially in the form attached hereto as Exhibit E (the “Assignment”), which contains a special warranty of title whereby Two Pearl Energy as Seller’s agent shall warrant its title to the Oil and Gas Properties, which (a) is free of any title defects, irregularities, demands, disputes, lawsuits, claims, mortgages, liens or encumbrances other than any lien or encumbrance arising by, through or under Seller or any of its affiliates that will be released, to Buyer’s reasonable satisfaction, in connection with the Closing, and (b) with respect to any particular Oil and Gas Property, delivers (i) no fewer than the net mineral acres represented as being delivered by Seller for such interest as set forth on Exhibit A and (ii) a corresponding net revenue interest of no less than 75% in each of the Leases (taking into account the applicable Seller Subject Lease ORRIs that is excluded with respect such Leases under Section 1(b)(i) above)) as being delivered by Seller for such Oil and Gas Property, ((a) and (b) collectively, “Defensible Title”) unto Buyer and its successors and assigns against every person whomsoever lawfully claiming or to claim the same or any part thereof by, through or under Seller and Two Pearl Energy as Seller’s agent, respectively, but not otherwise, subject, however, to the Permitted Encumbrances (as defined therein) (the “Special Warranty”), in sufficient counterparts to facilitate recording in the applicable counties, covering the Oil and Gas Properties;

(c) Each Party shall execute and deliver the Seismic License Agreement, substantially in the form attached hereto as Exhibit F (the “Seismic License Agreement”);

(d) Each Party shall execute and deliver the Acquisition and Development Agreement, substantially in the form attached hereto as Exhibit G (the “Acquisition and Development Agreement”);

(e) Seller shall deliver, and cause Two Pearl Energy to deliver, an executed certificate of non-foreign status of Seller and Two Pearl Energy respectively, that meets the requirements set forth in Treasury Regulation § 1.1445-2(b)(2) (such certificates, together with the Assignment, the Seismic License Agreement and the Acquisition and Development Agreement, the “Transaction Documents”); and

(f) Seller shall deliver recordable or recorded releases of any deeds of trust, mortgages, financing statements, fixture filings and security agreements burdening any of the Assets, to the extent that any such deeds of trust, mortgages, financing statements, fixture filings and security agreements exist.

3. Purchase Price.

(a) The purchase price that Buyer shall pay or cause to be paid to Seller, in the aggregate, for the Assets shall be (i) an amount equal to Three Hundred Thousand Dollars ($300,000) in cash (the “Cash Consideration”), plus (ii) Three Million Four Hundred Thousand (3,400,000) shares of common stock of Buyer (the “Equity Consideration,” and, collectively with the Cash Consideration, the “Purchase Price”).

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(b) Within 5 days after Closing, an amount of One Hundred Thousand Dollars ($100,000) of the Cash Consideration shall be paid by Buyer to Seller, by electronic funds transfer of immediately available funds to the bank account designated by Seller in writing.

(c) Within 30 days after Closing, an amount of Two Hundred Thousand Dollars ($200,000), representing the remainder of the Cash Consideration, shall be paid by Buyer to Seller, by electronic funds transfer of immediately available funds to the bank account designated by Seller in writing.

4. Representations and Warranties of Seller. Seller represents and warrants to Buyer as follows, as of the Effective Date:

(a) Organization; Enforceability. Seller is a limited liability company duly formed and validly existing under the laws of the State of Louisiana. Seller has all requisite power and authority to own the Assets and to carry on its business as now conducted. Seller possesses adequate limited liability company power and authority to enter into and consummate the transactions contemplated under this Agreement and the Transaction Documents. This Agreement and the Transaction Documents have been duly executed and delivered by Seller, and constitute valid and legally binding obligations of Seller, enforceable in accordance with their terms and conditions.

(b) Third-Party Approvals and Filings. Except as set forth on Schedule 4(b) (“Seller Approvals”), no third-party notice, consent, approval or filing (including with any governmental authority) is required to be obtained or made by Seller for the execution, delivery and performance by Seller of this Agreement and the Transaction Documents or the consummation of the transactions contemplated hereunder and thereunder, and no third-party notice, consent, approval or filing (including with any governmental authority).

(c) No Conflicts. Assuming the due receipt of all Seller Approvals, the execution and delivery of this Agreement and the Transaction Documents and the consummation of all transactions contemplated hereunder and thereunder does not and will not result in any breach or violation of, or default under, any organizational document of Seller or any agreements by which Seller is a party or by which it is bound or to which any of its assets are subject, or under any laws, regulators or judgments, and does not and will not contravene or result in any breach or constitute any default under, or result in or require the creation of any encumbrance or liens upon any of its or their revenues, properties or assets under any agreement or instrument to which it is a party or by which it or any of its revenues, properties or assets may be bound, except for Permitted Encumbrances (as defined in the Assignment).

(d) Brokers’ Fees. Seller has not incurred any liability, contingent or otherwise, for brokers’ or finders’ fees relating to the transactions contemplated hereunder for which Seller shall have any responsibility.

(e) Bankruptcy. There are no bankruptcy, reorganization, or receivership proceedings pending, being contemplated by or, to Seller’s knowledge, threatened in writing against Seller.

(f) Litigation. There is no suit, action, litigation, or arbitration by any person or before any governmental authority pending or, to Seller’s knowledge, threatened in writing against Seller with respect to the Assets or that would have a material adverse effect on the ability of Seller to consummate the transactions contemplated by this Agreement and the Transaction Documents.

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(g) Preferential Purchase Right; Rights of Reversion. There is not any preferential purchase right, right of first refusal or similar right pertaining to any Assets and the consummation of the transactions contemplated hereby. There are no rights of reversion in favor of any prior seller of, or interest holder in, the Oil and Gas Properties.

(h) Burdens. Seller has paid, or caused to be paid, all Burdens due by Seller with respect to the Oil and Gas Properties. As used herein, “Burden” means any and all repurchase options, reversions of interests, rentals, royalties (including lessor’s royalty), overriding royalties, production payments, net profits interests, excess royalties, minimum royalties, shut-in royalties, revenue payable to owners of working interests or wellbore interests, bonuses and other burdens upon, measured by or payable out of production.

(i) Permits. Seller has all Permits required under applicable laws for its ownership and operation of the Assets as currently conducted as of the Effective Date, all of which are scheduled on Schedule 4(i). Seller is in compliance with and has not violated the terms of such Permits. As used herein, “Permits” means all franchises, permits, approvals, notifications, certifications, registrations, authorizations, exemptions, qualifications and other similar approvals required to be obtained from a governmental authority under any applicable law.

(j) Environmental Notices. Seller has not received any written notice from a governmental authority or other person alleging or asserting a violation of, or the existence of a material liability under, any environmental laws relating to the Oil and Gas Properties.

(k) Contracts; Leases.

(i) All Conveyed Contracts are set forth on Exhibit C. Seller has provided to Buyer true, correct, and complete copies of the Conveyed Contracts, including all amendments and modifications thereto.

(ii) To Seller’s knowledge, all of the Conveyed Contracts are in full force and effect. There exists no material default under any Conveyed Contracts by Seller or, to Seller’s knowledge, by any other person that is a party thereto, and no event has occurred that with notice or lapse of time or both would constitute any default under any such Conveyed Contract by Seller or, to Seller’s knowledge, any other person who is a party thereto.

(iii) Seller has not received any written notice alleging any material breach by Seller of any Conveyed Contracts or any Leases that has not been previously cured or otherwise remedied.

(l) Condemnation. To Seller’s knowledge, there is no actual or threatened taking (whether permanent, temporary, whole or partial) of any part of the Assets by reason of eminent domain, condemnation or the threat of condemnation.

(m) No Current Commitments. Except as set forth on Schedule 4(m), there are no approved authorizations for expenditures and other approved capital commitments relating to the Assets to drill, rework, or conduct other operations on any well under any of the Leases or for other capital expenditures pursuant to any of the Conveyed Contracts for which all of the activities anticipated in such authorizations have not been completed by the Effective Date.

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(n) Tax Matters. All material taxes that have become due and payable by Seller with respect to the Assets have been properly paid, other than any taxes that are being contested in good faith and all tax returns required to have been filed with respect to the Assets have been timely filed (taking into account applicable filing extensions). All tax returns with respect to asset taxes required to be filed by Seller have been duly and timely filed (taking into account applicable filing extensions) with the appropriate governmental authority. There are no administrative proceedings or lawsuits pending against the Assets by any governmental authority with respect to such taxes. There are no liens for taxes (other than Permitted Encumbrances, as defined in the Assignment) on any of the Assets. No audit, litigation or other proceeding with respect to asset taxes has been commenced against Seller or is presently pending, and Seller has not received written notice of any pending claim against it (which remains outstanding) from any applicable governmental authority for assessment of asset taxes and no such claim has been threatened. None of the Assets are subject any arrangement between Seller and third parties that is treated as or constitutes a partnership for purposes of Subchapter K of Chapter 1 of Subtitle A of the Internal Revenue Code.

5. Representations and Warranties of Buyer. Buyer represents and warrants to Seller as follows, as of the Effective Date:

(a) Organization; Enforceability. Buyer is a corporation duly formed and validly existing under the laws of the State of Delaware. Buyer has all requisite power and authority to own its property and to carry on its business as now conducted. Buyer possesses adequate limited liability company power and authority to enter into and consummate the transactions contemplated under this Agreement and the Transaction Documents. This Agreement and the Transaction Documents have been duly executed and delivered by Buyer, and constitute valid and legally binding obligations of Buyer, enforceable in accordance with their terms and conditions.

(b) Broker’s Fees. Buyer has not incurred any liability, contingent or otherwise, for brokers’ or finders’ fees relating to the transactions contemplated hereunder for which Seller shall have any responsibility.

(c) Bankruptcy. There are no bankruptcy, reorganization or receivership proceedings pending, being contemplated by or, to Buyer’s knowledge, threatened against Buyer or any affiliate of Buyer.

6. Seller’s Indemnity. From and after the Closing, Seller hereby defends, indemnifies, holds harmless and forever releases Buyer and its affiliates, together with its successors and assigns, all of its and their respective stockholders, partners, members, directors, officers, managers, employees, consultants, agents and representatives (collectively, the “Buyer Indemnified Parties”) from and against any and all obligations and Liabilities arising from, based upon, related to or associated with: (i) a breach by Seller (or Two Pearl Energy) of any of its representations, warranties, covenants or agreements contained in this Agreement or the Special Warranty in the Assignment, and (ii) the Retained Obligations. Notwithstanding anything to the contrary in this Agreement or otherwise, in no event shall Buyer’s actual or alleged knowledge of any breach of any representation, warranty or covenant of Seller set forth herein in any way limit the rights of Buyer or any Buyer Indemnified Party under this Agreement, including with respect to this Section 6.

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7. Buyer’s Indemnity. From and after the Closing, Buyer hereby defends, indemnifies, holds harmless and forever releases Seller and its affiliates, together with its successors and assigns, all of its and their respective stockholders, partners, members, directors, officers, managers, employees, consultants, agents and representatives (collectively, the “Seller Indemnified Parties”), from and against any and all Liabilities arising from, based upon, related to or associated with: (a) the Assumed Obligations, and (b) a breach by Buyer of any of its representations, warranties, covenants or agreements contained in this Agreement.

8. Exclusive Remedy. Except with respect to fraud, from and after the Closing, unless otherwise specifically set forth in the Subscription Agreement, the Seismic License Agreement or the Acquisition and Development Agreement, the sole and exclusive remedies of the Parties for any matter arising out of the transactions contemplated by this Agreement and the Assignment will be (a) the right to seek specific performance for the breach or failure of the other Party to perform any covenants contained herein or in the Assignment that are required to be performed after Closing (subject to the limitations contained in Section 6), (b) any rights or remedies at law or in equity with respect to claims of intentional and willful misrepresentation by a Party with respect to the making of any representation or warranty expressly contained herein, and (c) pursuant to the indemnification obligations set forth in Section 6 and Section 7.

9. Waiver of Consequential Damages. NOTWITHSTANDING ANY PROVISION IN THIS AGREEMENT, IN NO EVENT SHALL ANY PARTY BE LIABLE HEREUNDER AT ANY TIME FOR ANY EXEMPLARY DAMAGE OF THE OTHER PARTY OR ANY OF ITS INDEMNIFIED PARTIES, WHETHER IN CONTRACT, TORT (INCLUDING NEGLIGENCE), STRICT LIABILITY OR OTHERWISE, AND EACH PARTY HEREBY EXPRESSLY RELEASES EACH OTHER PARTY AND ITS INDEMNIFIED PARTIES THEREFROM.

10. Non-Recourse. This Agreement may only be enforced against, and any indemnity claim, action, suit, or other legal proceeding based upon, arising out of, or related to this Agreement or the Transaction Documents, or the negotiation, execution or performace thereof, may only be brought against the persons that are expressly named as Parties hereto and then only with respect to the specific obligations set forth herein with respect to such Party. No past, present or future director, officer employee, incorporator, manager, member, partner, affiliate, agent, attorney or other representative of any Party or of any affiliate of any Party, or any of their successors or permitted assigns, shall have any liability for any obligations or liabilities of any Party under this Agreement or for any cliam based on, in resepct of or by reason of the ransactions contemplated by this Agreement or the Transaction Documents.

11. Successor Operator. Seller agrees that, as to the Oil and Gas Properties it operates, it shall vote, to the extent legally possible and permitted under any applicable joint operating agreement, to permit Buyer (or one of its affiliates) to succeed Seller as successor operator of such Oil and Gas Properties effective as of Closing. Promptly following Closing, Buyer shall file all appropriate forms, permit transfers and declarations or bonds with governmental authorities relative to its assumption of operatorship, if any. For all of the Assets operated by Seller, Seller shall execute and deliver to Buyer, on forms to be prepared by Buyer and acceptable to Seller, and Buyer shall promptly file, the applicable forms transferring operatorship of such Oil and Gas Properties to Buyer, if any.

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12. Post-Closing Financing. For a period of six (6) months after the Closing, Buyer agrees to use commercially reasonable efforts to seek and obtain third party equity and/or debt financing, on terms and conditions reasonably satisfactory to Buyer in its sole discretion, of an amount up to One Million Six Hundred Twenty Thousand Dollars ($1,620,000), which will be used to acquire up to Fifty Nine Thousand Four Hundred (59,400) additional net mineral acres of leasehold interests within the “Development Area” (as defined in the Acquisition and Development Agreement) and pay related third party costs and expenses, subject to and in accordance with the terms set forth in the Acquisition and Development Agreement. Seller agrees to provide reasonable cooperation and assistance to Buyer in connection with the arrangement of any such financing. Any dilutions of the shares of common stocks issued by Buyer and subscribed by the initial subscribers (including Seller), in the offering by Buyer of up to ten million (10,000,000) shares of common stocks as described in the Subscription Agreement based on any third party equity and/or debt financing after such offering shall occur on a pro rata basis among such initial subscribers (including Seller).

13. Further Assurances. Each Party shall execute and deliver, or shall cause to be executed and delivered, such documents and other instruments and shall take, or shall cause to be taken, such further actions as may be reasonably required to carry out the provisions of this Agreement and give effect to the transactions contemplated hereby.

14. Entire Agreement; Successor and Assigns. This Agreement and the Transaction Documents collectively constitute the entire agreement between the Parties, and supersede all agreements entered into prior to the Effective Date, understandings, negotiations, and discussions, whether oral or written, of the Parties, pertaining to the subject matter of this Agreement and the Transaction Documents. This Agreement will extend to, inure to the benefit of, and be binding upon the Parties and each of their successors and assigns.

15. Governing Law; Jurisdiction; Venue; Jury Waiver. THIS AGREEMENT AND THE TRANSACTION DOCUMENTS, SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, EXCLUDING ANY CONFLICTS OF LAW RULE OR PRINCIPLE THAT MIGHT REFER CONSTRUCTION OF SUCH PROVISIONS TO THE LAWS OF ANOTHER JURISDICTION, EXCEPT FOR REAL PROPERTY MATTER WHICH SHALL BE GOVERNED BY THE LAW OF THE JURISDICTION WHERE THE AFFECTED ASSET IS LOCATED. BOTH PARTIES HERETO CONSENT TO THE EXERCISE OF JURISDICTION IN PERSONAM BY THE FEDERAL COURTS OF THE UNITED STATES LOCATED IN HARRIS COUNTY, TEXAS OR THE STATE COURTS LOCATED IN HARRIS COUNTY, TEXAS FOR ANY ACTION ARISING OUT OF THIS AGREEMENT OR TRANSACTION DOCUMENTS. ALL ACTIONS OR PROCEEDINGS WITH RESPECT TO, ARISING DIRECTLY OR INDIRECTLY IN CONNECTION WITH, OUT OF, RELATED TO, OR FROM THIS AGREEMENT, THE ASSIGNMENT SHALL BE EXCLUSIVELY LITIGATED IN SUCH COURTS DESCRIBED ABOVE HAVING SITES IN HOUSTON, TEXAS AND EACH PARTY IRREVOCABLY SUBMITS TO THE JURISDICTION OF SUCH COURTS IN RESPECT OF ANY PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE ASSIGNMENT. THE PARTIES HERETO HEREBY WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER PARTY AGAINST ANOTHER IN ANY MATTER WHATSOEVER ARISING OUT OF OR IN RELATION TO OR IN CONNECTION WITH THIS AGREEMENT OR THE ASSIGNMENT.

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16. Amendment, Modification and Waiver. Except to the extent herein provided for, no amendment or modification to this Agreement shall be enforceable unless reduced to writing and executed by all Parties. Any waiver shall be valid only if set forth in an instrument in writing signed by the Party against whom such waiver is to be effective nor shall such waiver be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence. Notwithstanding anything to the contrary provided for herein, if Buyer fails to timely make any (or any portion of) the payments provided for in this Agreement, including the Cash Consideration, Buyer shall be entitled to cure such failure by satisfying its payment obligation within ten (10) business days of such failure.

17. Expenses. Each Party shall pay its own fees and expenses incident to the negotiation and preparation of this Agreement and consummation of the transactions contemplated hereby, including brokers’ fees.

18. Severability. If any term or other provision of this Agreement is invalid, illegal, or incapable of being enforced by any rule of law or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any adverse manner to either Party. Upon any such determination, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

19. Counterparts. This Agreement may be executed in counterparts and may be delivered by facsimile or electronic transmission via a portable document file (.pdf), each of which will function as a single instrument and be deemed to be an original.

[Signature Page Follows]

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If you are in agreement with the foregoing terms, please execute this Agreement in the space provided below.

Very truly yours,

LAFAYETTE ENERGY CORP.

By:	/s/ Michael L. Peterson
Name:	Michael L. Peterson
Title:	Chief Executive Officer/Director

[Signature Page to Letter Agreement Re: Transfer of Assets and Related Matters]

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AGREED TO AND ACCEPTED as of March 8, 2022:

SAUR MINERALS, LLC

By:	/s/ Louis E. Bernard, Jr.
Name: Louis E. Bernard, Jr.
Title: Managing Member

[Signature Page to Letter Agreement Re: Transfer of Assets and Related Matters]

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Exhibit A

Oil and Gas Leases

#	BK/PG ENTRY NO.	PARISH	LESSOR	LESSEE	INST. DATE	Net Mineral Acres
1.		ST. LANDRY	STEVEN MELANCON	TWO PEARL ENERGY, LLC	9/23/2020	27.1
2.		ST. LANDRY	ELIZABETH MELANCON MECHE	TWO PEARL ENERGY, LLC	9/23/2020	27.1
3.		ST. LANDRY	DAVID MELANCON	TWO PEARL ENERGY, LLC	9/23/2020	27.1
4.		ST. LANDRY	ROBERT MELANCON	TWO PEARL ENERGY, LLC	9/23/2020	27.1
5.		ST. LANDRY	JANET MELANCON MILLER	TWO PEARL ENERGY, LLC	9/23/2020	27.1
6.		ST. LANDRY	THOMAS MELANCON	TWO PEARL ENERGY, LLC	9/23/2020	27.1
7.		ST. LANDRY	FLOYD PELAFIGUE	TWO PEARL ENERGY, LLC	9/2/2020	17.29
8.		ST. LANDRY	IRMA CLAIRE MCWHORTER	TWO PEARL ENERGY, LLC	1/20/2021	15.96
9.		ST. LANDRY	CHARLES MELANCON	TWO PEARL ENERGY, LLC	9/23/2020	27.1
10.		ST. LANDRY	J.D.L. ENTERPRISES, LLC	TWO PEARL ENERGY, LLC	12/5/2020	11.156

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#	BK/PG ENTRY NO.	PARISH	LESSOR	LESSEE	INST. DATE	Net Mineral Acres
11.		ST. LANDRY	MICHAEL DAVID MELANCON	TWO PEARL ENERGY, LLC	9/23/2020	60.677
12.		ST. LANDRY	DELORES RIVETTE MELANCON	TWO PEARL ENERGY, LLC	9/23/2020	27.1
13.		ST. LANDRY	PLAZA 23, LLC	TWO PEARL ENERGY, LLC	12/5/2020	7.758
14.		ST. LANDRY	JOSEPH SCOTT SAIZAN and KAREN WYBLE SAIZAN	TWO PEARL ENERGY, LLC	9/23/2020	138.61
15.		ST. LANDRY	L & L FARMS and DIRT WORKS, LLC	TWO PEARL ENERGY, LLC	12/5/2020	4.0
16.		ST. LANDRY	LAVERGNE’S of NUBA, LLC	TWO PEARL ENERGY, LLC	12/5/2020	26.954
17.		ST. LANDRY	JOHN STANLEY WOODS, ET UX	TWO PEARL ENERGY, LLC	9/11/2020	19.6
18.		ST. LANDRY	JOHN FRANK MANZANARES, ET UX	TWO PEARL ENERGY, LLC	9/11/2020	33.565
19.		ST. LANDRY	MICHAEL JOHN MILLER	TWO PEARL ENERGY, LLC	9/2/2020	8.0
20.		ST. LANDRY	DAVID TODD RICHARD	TWO PEARL ENERGY, LLC	9/11/2020	6.455
21.		ST. LANDRY	PAUL DAVID CAMPBELL	TWO PEARL ENERGY, LLC	9/11/2020	88.853

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#	BK/PG ENTRY NO.	PARISH	LESSOR	LESSEE	INST. DATE	Net Mineral Acres
22.		ST. LANDRY	MARIE MINNIE DEVILLIER	TWO PEARL ENERGY, LLC	9/1/2020	42.702
23.		ST. LANDRY	PATRICIA GAUTHIER DEGEYTER	TWO PEARL ENERGY, LLC	9/2/2020	25.414
24.		ST. LANDRY	MAJID MAHMOUDI, ET UX	TWO PEARL ENERGY, LLC	9/30/2020	6.787
25.		ST. LANDRY	CHARLES JERRY, III	TWO PEARL ENERGY, LLC	9/11/2020	6.51
26.		ST. LANDRY	MICHAEL BLAINE MARTIN, ET UX	TWO PEARL ENERGY, LLC	9/2/2020	34.104
27.		ST. LANDRY	JUAN F. MANZANARES	TWO PEARL ENERGY, LLC	9/2/2020	23.4
28.		ST. LANDRY	SHERRI MONTGOMERY BURLEIGH	TWO PEARL ENERGY, LLC	9/30/2020	14.04
29.		ST. LANDRY	VIVIAN LALONDE THIBODEAUX	TWO PEARL ENERGY, LLC	9/23/2020	5.266
30.		ST. LANDRY	JOHN PAUL BOUDREAUX and CHARLES ADAM BOUDREAUX, JR.	TWO PEARL ENERGY, LLC	9/30/2020	185.769
31.		ST. LANDRY	THE MARTIN LIVING TRUST OF 1995	TWO PEARL ENERGY, LLC	10/19/2020	43.0
32.		ST. LANDRY	KAREN ELIZABETH DALFREY DOWER, ET AL	TWO PEARL ENERGY, LLC	9/17/2020	31.487

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#	BK/PG ENTRY NO.	PARISH	LESSOR	LESSEE	INST. DATE	Net Mineral Acres
33.		ST. LANDRY	CHARLES KEITH MONTGOMERY	TWO PEARL ENERGY, LLC	9/30/2020	14.04
34.		ST. LANDRY	NICHOLAS STEVEN THIBODEAUX	TWO PEARL ENERGY, LLC	9/30/2020	11.82
35.		ST. LANDRY	JASON ROBERT TRAHAN, ET UX	TWO PEARL ENERGY, LLC	9/30/2020	41.73
36.		ST. LANDRY	TONY JAMES TAYLOR	TWO PEARL ENERGY, LLC	9/23/2020	7.05
37.		ST. LANDRY	CHRISTOPHER JARRED MONTGOMERY	TWO PEARL ENERGY, LLC	9/30/2020	4.51
38.		ST. LANDRY	DOROTHY CLAIRE WHITE	TWO PEARL ENERGY, LLC	9/2/2020	228.0
39.		ST. LANDRY	STEPHANIE LYNETTE DALFREY-CHOATE	TWO PEARL ENERGY, LLC	9/1/2020	134.56
40.		ST. LANDRY	THERESA JO ANN MOREAU DALFREY and ERIKA TONYIA ANN DALFREY BUCKNER	TWO PEARL ENERGY, LLC	9/11/2020	209.125
41.		ST. LANDRY	MARIE EUCIA DALFREY LANCLOS and ROBERT ALBERT LANCLOS	TWO PEARL ENERGY, LLC	9/11/2020	162.878
42.		ST. LANDRY	RICKIE JAMES DUPUIS	TWO PEARL ENERGY, LLC	9/30/2020	115.198
43.		ST. LANDRY	HERMAN DALE HEBERT	TWO PEARL ENERGY, LLC	9/30/2020	11.6

15

#	BK/PG ENTRY NO.	PARISH	LESSOR	LESSEE	INST. DATE	Net Mineral Acres
44.		ST. LANDRY	ROBERT WILLIAM EVANS	TWO PEARL ENERGY, LLC	9/23/2020	8.0
45.		ST. LANDRY	LITTLE TECHE GOLF CORPORATION	TWO PEARL ENERGY, LLC	9/23/2020	43.61
46.		ST. LANDRY	MICHAEL HIGGINBOTHAM	TWO PEARL ENERGY, LLC	9/23/2020	55.471
47.		ST. LANDRY	MILO JIMENZ	TWO PEARL ENERGY, LLC	9/23/2020	54.138
48.		ST. LANDRY	CATHY MOREAU DUEX	TWO PEARL ENERGY, LLC	9/23/2020	15.266
49.		ST. LANDRY	PATRICK R. BREAUX	TWO PEARL ENERGY, LLC	9/23/2020	14.51
50.		ST. LANDRY	FLOYD J. LAVERGNE, II, ET UX	TWO PEARL ENERGY, LLC	11/11/2020	273.033
51.		ST. LANDRY	PRENTISS NEAL MCFADDEN and MARY PEADEN MCFADDEN	TWO PEARL ENERGY, LLC	9/23/2020	9.487
52.		ST. LANDRY	MARIE BARRON MALLETT	TWO PEARL ENERGY, LLC	2/10/2021	24.05
53.		ST. LANDRY	AVIA MALLETT MECHE	TWO PEARL ENERGY, LLC	2/10/2021	1.587
54.		ST. LANDRY	WANDA BENOIT BREAUX	TWO PEARL ENERGY, LLC	1/24/2021	34.857

16

#	BK/PG ENTRY NO.	PARISH	LESSOR	LESSEE	INST. DATE	Net Mineral Acres
55.		ST. LANDRY	ELAINE CHAUTIN LEGER	TWO PEARL ENERGY, LLC	1/24/2021	22.607
56.		ST. LANDRY	ULYSSE JOSEPH PELAFIGUE and DEBRA ANN THIBODEAUX PELAFIGUE	TWO PEARL ENERGY, LLC	9/2/2020	25.566
57.		ST. LANDRY	BILLY C. MCWHORTER, II	TWO PEARL ENERGY, LLC	1/20/2021	114.99
58.		ST. LANDRY	BRIAN K. LEGER	TWO PEARL ENERGY, LLC	2/10/2021	24.347
59.		ST. LANDRY	NANETTE VALIN MOREAU	TWO PEARL ENERGY, LLC	2/10/2021	9.376
60.		ST. LANDRY	DALE THOMAS MOREAU, ET UX	TWO PEARL ENERGY, LLC	2/10/2021	9.915
61.		ST. LANDRY	CHARLES JAGNEAUX and CYNTHIA LEE JAGNEAUX	TWO PEARL ENERGY, LLC	9/11/2020	58.463
62.		ST. LANDRY	THE DONALD N. LOUVIER AND MARY R. LOUVIER REVOCABLE LIVING TRUST	TWO PEARL ENERGY, LLC	9/11/2020	13.267
63.		ST. LANDRY	ALICE LAFLEUR BILSKI	TWO PEARL ENERGY, LLC	9/30/2020	53.9
64.		ST. LANDRY	DALE THOMAS MOREAU	TWO PEARL ENERGY, LLC	2/10/2021	12.039
65.		ST. LANDRY	WILLIE JOE GODCHAUX, ET UX	TWO PEARL ENERGY, LLC	1/15/2021	5.0

17

#	BK/PG ENTRY NO.	PARISH	LESSOR	LESSEE	INST. DATE	Net Mineral Acres
66.		ST. LANDRY	MARIA ANGELIQUE MCGEE DEVILLE	TWO PEARL ENERGY, LLC	9/11/2020	63.191
67.		ST. LANDRY	CHARLES W. MILBURN, ET UX	TWO PEARL ENERGY, LLC	10/19/2020	15.298
68.		ST. LANDRY	RONALD JAMES DUPUIS, ET UX	TWO PEARL ENERGY, LLC	11/21/2020	4.0
69.		ST. LANDRY	CARL W. SCHERER, JR.	TWO PEARL ENERGY, LLC	9/11/2020	52.929
70.		ST. LANDRY	JOSEPH FREDERICK GODCHAUX, ET UX	TWO PEARL ENERGY, LLC	1/15/2021	6.787
71.		ST. LANDRY	ANTHONY SPEYRER, ET AL	TWO PEARL ENERGY, LLC	1/24/2021	27.689
72.		ST. LANDRY	ANTHONY SPEYRER, JR.	TWO PEARL ENERGY, LLC	1/5/2021	147.75
73.		ST. LANDRY	JESSIE W. DUPLECHAIN	TWO PEARL ENERGY, LLC	1/10/2021	33.13
74.		ST. LANDRY	CATHERINE MILLER ROY	TWO PEARL ENERGY, LLC	1/10/2021	38.35
75.		ST. LANDRY	PAUL WYBLE, ET UX	TWO PEARL ENERGY, LLC	9/2/2020	5.722
76.		ST. LANDRY	GEORGE KENNETH PAVY, ET UX	TWO PEARL ENERGY, LLC	1/5/2021	12.0
77.		ST. LANDRY	DAVID BLAINE CLAUSE	TWO PEARL ENERGY, LLC	9/30/2020	31.42

18

#	BK/PG ENTRY NO.	PARISH	LESSOR	LESSEE	INST. DATE	Net Mineral Acres
78.		ST. LANDRY	DAVID R. DUPUIS	TWO PEARL ENERGY, LLC	9/11/2020	15.05
79.		ST. LANDRY	BETTY MOORE and STEPHANIE LYNETTE DALFREY-CHOATE	TWO PEARL ENERGY, LLC	9/1/2020	33.23
80.		ST. LANDRY	CHRISTOPHER MICHAEL GAUTHIER and MARY CHAMPAGNE	TWO PEARL ENERGY, LLC	1/10/2021	21.417
81.		ST. LANDRY	J. D. JOSEPH LANCLOS	TWO PEARL ENERGY, LLC	1/15/2021	20.627
82.		ST. LANDRY	BILLY JAMES BROUSSARD	TWO PEARL ENERGY, LLC	1/24/2021	45.86
83.		ST. LANDRY	RICHARD WAYLON BADEAUX, ET UX	TWO PEARL ENERGY, LLC	1/15/2021	22.38
84.		ST. LANDRY	STEVE WALLACE TRAYLOR	TWO PEARL ENERGY, LLC	1/5/2021	40.413
85.		ST. LANDRY	ELIZABETH MISTRIC DIMMICK	TWO PEARL ENERGY, LLC	1/20/2021	215.16
86.		ST. LANDRY	STEVE WALLACE TRAYLOR, ET UX	TWO PEARL ENERGY, LLC	1/5/2021	1.5
87.		ST. LANDRY	BARBARA STELLY BIRD	TWO PEARL ENERGY, LLC	1/15/2021	19.127

19

#	BK/PG ENTRY NO.	PARISH	LESSOR	LESSEE	INST. DATE	Net Mineral Acres
88.		ST. LANDRY	RICHARD L. DAVENPORT	TWO PEARL ENERGY, LLC	1/5/2021	40.0
89.		ST. LANDRY	THE LIVING TRUST OF KATHERINE G. MOREAU DATED JULY 17	TWO PEARL ENERGY, LLC	1/24/2021	43.272
90.		ST. LANDRY	HARRY J. BENOIT, JR.	TWO PEARL ENERGY, LLC	1/24/2021	53.277
91.		ST. LANDRY	LINDSAY BENOIT GAUTREAUX	TWO PEARL ENERGY, LLC	1/27/2021	8.0
92.		ST. LANDRY	DAVID T. KIDDER, SR.	TWO PEARL ENERGY, LLC	1/27/2021	22.84
93.		ST. LANDRY	BRETT GERARD DUPUIS, BOBBY J. DUPUIS and VIRGINIA HEBERT DUPUIS	TWO PEARL ENERGY, LLC	1/10/2021	19.622
94.		ST. LANDRY	DAWN CASTILLE ORTEGO	TWO PEARL ENERGY, LLC	1/20/2021	8.0
95.		ST. LANDRY	DICKIE JOHN DUPUIS	TWO PEARL ENERGY, LLC	9/11/2020	96.35
96.		ST. LANDRY	RONALD JAMES DUPUIS AND SHAWN DUPUIS	TWO PEARL ENERGY, LLC	11/21/2020	50.89
97.		ST. LANDRY	GLORIA A. SOILEAU	TWO PEARL ENERGY, LLC	1/5/2021	20.0
98.		ST. LANDRY	BELVA C. RICHARD	TWO PEARL ENERGY, LLC	9/11/2020	11.36

20

#	BK/PG ENTRY NO.	PARISH	LESSOR	LESSEE	INST. DATE	Net Mineral Acres
99.		ST. LANDRY	BETHANY CORPORATION	TWO PEARL ENERGY, LLC	9/30/2020	105.0
100.		ST. LANDRY	TOMMIE BREAUX	TWO PEARL ENERGY, LLC	1/10/2021	10.8
101.		ST. LANDRY	WESLEY LALONDE	TWO PEARL ENERGY, LLC	1/10/2021	10.8
102.		ST. LANDRY	BRIDGET LALONDE COVINGTON	TWO PEARL ENERGY, LLC	1/10/2021	10.8
103.		ST. LANDRY	PERRY LALONDE	TWO PEARL ENERGY, LLC	1/10/2021	10.8
104.		ST. LANDRY	JERRY M. CHAMBERLAIN, ET UX	TWO PEARL ENERGY, LLC	10/19/2020	13.13

[End of Exhibit “A”]

21

Exhibit B

Easements

None.

22

Exhibit C

Conveyed Contracts

None.

23

Exhibit D

Form of Subscription Agreement

(see attached)

24

Exhibit E

Form of Assignment of Oil, Gas and Mineral Leases

(see attached)

25

Exhibit F

Form of Seismic License Agreement

(see attached)

26

Exhibit G

Form of Acquisition and Development Agreement

(see attached)

27